Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
Third Quarter 2006
Table of Contents

Page
Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing and Trading
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Field Services
Earnings Before Interest Expense and Income Taxes	12

Corporate
Earnings Before Interest Expense and Income Taxes	13

Schedule of 2005 Significant Items	14

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Operating revenues	$1,061	$752	$3,806	$3,009

Operating expenses
Cost of products and services	73	111	219	259
Operation and maintenance	366	454	1,085	1,250
Depreciation, depletion and amortization	282	270	832	823
Loss on long-lived assets	15	3	15	10
Taxes, other than income taxes	69	69	203	190

	805	907	2,354	2,532

Operating income (loss)	256	(155)	1,452	477

Equity earnings and other income	103	63	282	332

Earnings (losses) before interest expense, income taxes, and other charges	359	(92)	1,734	809

Interest and debt expense	310	337	990	1,013

Preferred interests of consolidated subsidiaries	—	—	—	9

Income (loss) before income taxes	49	(429)	744	(213)

Income taxes (benefit)	(86)	(136)	81	(100)

Income (loss) from continuing operations	135	(293)	663	(113)

Discontinued operations, net of income taxes	—	(19)	(22)	(331)

Net income (loss)	135	(312)	641	(444)

Preferred stock dividends	9	9	28	17

Net income (loss) available to common stockholders	$126	$(321)	$613	$(461)

Earnings (losses) per common share
Basic
Income from continuing operations	$0.18	$(0.47)	$0.94	$(0.20)
Discontinued operations, net of income taxes	$—	$(0.03)	(0.03)	(0.52)

Net income (loss)	$0.18	$(0.50)	$0.91	$(0.72)

Diluted
Income from continuing operations	$0.18	$(0.47)	$0.90	$(0.20)
Discontinued operations, net of income taxes	$—	$(0.03)	(0.03)	(0.52)

Net income (loss)	$0.18	$(0.50)	$0.87	$(0.72)

Weighted average common shares outstanding
Basic	693	648	673	643

Diluted	754	648	734	643

Dividends declared per common share	$0.04	$0.04	$0.12	$0.12

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2006			2005				Year-to-Date
(In millions, except per common share amounts)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Operating revenues	$1,531	$1,214	$1,061	$1,088	$1,169	$752	$961	$3,806	$3,009

Operating expenses
Cost of products and services	61	85	73	94	54	111	64	219	259
Operation and maintenance	334	385	366	411	385	454	782	1,085	1,250
Depreciation, depletion and amortization	272	278	282	269	284	270	277	832	823
Loss on long-lived assets	—	—	15	7	—	3	64	15	10
Taxes, other than income taxes	64	70	69	65	56	69	72	203	190

Total operating expenses	731	818	805	846	779	907	1,259	2,354	2,532

Operating income (loss)	800	396	256	242	390	(155)	(298)	1,452	477

Equity earnings and other income	88	91	103	221	48	63	249	282	332

Earnings (loss) before interest expense, income taxes and other charges	888	487	359	463	438	(92)	(49)	1,734	809

Interest and debt expense	348	332	310	343	333	337	341	990	1,013
Preferred interests of consolidated subsidiaries	—	—	—	6	3	—	—	—	9

Income (loss) before income taxes	540	155	49	114	102	(429)	(390)	744	(213)
Income taxes (benefit)	165	2	(86)	1	35	(136)	(151)	81	(100)

Income (loss) from continuing operations	375	153	135	113	67	(293)	(239)	663	(113)

Discontinued operations, net of income taxes	(19)	(3)	—	(7)	(305)	(19)	81	(22)	(331)
Cumulative effect of accounting changes, net of income taxes(1)	—	—	—	—	—	—	(4)	—	—

Consolidated net income (loss)	$356	$150	$135	$106	$(238)	$(312)	$(162)	$641	$(444)

Preferred stock dividends	10	9	9	—	8	9	10	28	17

Net income (loss) available to common stockholders	$346	$141	$126	$106	$(246)	$(321)	$(172)	$613	$(461)

Basic earnings (losses) per common share	$0.53	$0.21	$0.18	$0.17	$(0.38)	$(0.50)	$(0.26)	$0.91	$(0.72)

Diluted earnings (losses) per common share	$0.49	$0.21	$0.18	$0.17	$(0.38)	$(0.50)	$(0.26)	$0.87	$(0.72)

Basic average common shares outstanding	656	671	693	640	641	648	655	673	643

Diluted average common shares outstanding	724	732	754	642	643	648	655	734	643

(1)	$4 million in 2005 resulting from the adoption of FIN No. 47, Accounting for Conditional Asset Retirement Obligations.

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2006			2005				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Operating revenues
Pipelines	$837	$705	$701	$768	$653	$646	$716	$2,243	$2,067
Exploration and Production	466	462	456	439	452	449	447	1,384	1,340
Marketing and Trading	205	18	(105)	(175)	(21)	(389)	(211)	118	(585)
Power	1	2	3	23	54	2	3	6	79
Field Services (1)	—	—	—	48	28	45	2	—	121
Corporate and eliminations	22	27	6	(15)	3	(1)	4	55	(13)

Consolidated total	1,531	1,214	1,061	1,088	1,169	752	961	3,806	3,009

Depreciation, depletion and amortization
Pipelines	115	115	114	111	108	108	110	344	327
Exploration and Production	146	156	163	146	157	153	156	465	456
Marketing and Trading	1	1	1	1	1	1	1	3	3
Power	—	1	—	1	—	1	—	1	2
Field Services (1)	—	—	—	1	1	1	—	—	3
Corporate	10	5	4	9	17	6	10	19	32

Consolidated total	272	278	282	269	284	270	277	832	823

Operating income (loss)
Pipelines	438	284	259	362	262	207	188	981	831
Exploration and Production	191	161	138	180	175	167	149	490	522
Marketing and Trading	200	8	(113)	(186)	(32)	(404)	(233)	95	(622)
Power	(15)	(17)	(14)	(25)	26	(20)	(44)	(46)	(19)
Field Services (1)	—	—	—	2	(5)	(26)	13	—	(29)
Corporate	(14)	(40)	(14)	(91)	(36)	(79)	(371)	(68)	(206)

Consolidated total	800	396	256	242	390	(155)	(298)	1,452	477

Earnings (loss) before interest expense and income taxes (EBIT)
Pipelines	478	335	305	412	309	272	233	1,118	993
Exploration and Production	199	163	141	183	176	169	168	503	528
Marketing and Trading	208	13	(108)	(185)	(30)	(398)	(224)	113	(613)
Power	3	10	38	(39)	(2)	(46)	(2)	51	(87)
Field Services (1)	—	—	—	182	(3)	(22)	128	—	157
Corporate	—	(34)	(17)	(90)	(12)	(67)	(352)	(51)	(169)

Consolidated total	$888	$487	$359	$463	$438	$(92)	$(49)	$1,734	$809

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006			2005				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Operating revenues	$837	$705	$701	$768	$653	$646	$716	$2,243	$2,067

Operating expenses
Operation and maintenance	242	263	269	259	246	288	336	774	793
Depreciation, depletion and amortization	115	115	114	111	108	108	110	344	327
(Gain) loss on long-lived assets	—	—	15	(7)	(3)	—	45	15	(10)
Taxes, other than income taxes	42	43	44	43	40	43	37	129	126

Total operating expenses	399	421	442	406	391	439	528	1,262	1,236

Operating income	438	284	259	362	262	207	188	981	831

Equity earnings and other income	40	51	46	50	47	65	45	137	162

Earnings before interest expense and income taxes (EBIT)	$478	$335	$305	$412	$309	$272	$233	$1,118	$993

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2006			2005				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2006	2005

Tennessee Gas Pipeline	4,936	4,508	4,500	5,026	4,315	4,146	4,298	4,646	4,492
ANR Pipeline	4,527	3,521	3,677	4,947	3,686	3,705	4,074	3,905	4,108
Southern Natural Gas	2,151	2,064	2,369	2,243	1,735	2,005	1,955	2,195	1,993
El Paso Natural Gas (1)	4,094	4,093	4,484	4,055	4,089	4,332	4,374	4,225	4,160
Colorado Interstate Gas (2)	3,716	3,918	4,359	3,406	3,653	3,781	3,720	4,000	3,615
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50	50

Total	19,474	18,154	19,439	19,727	17,528	18,019	18,471	19,021	18,418

Equity Investments (Ownership Percentage)
Citrus (50%)	892	1,103	1,148	952	959	1,080	840	1,049	997
Great Lakes (50%)	1,250	1,087	1,086	1,223	1,140	1,109	1,281	1,140	1,157
Samalayuca & Gloria a Dios (50%)	215	223	227	209	214	217	207	222	213
San Fernando (50%)	475	475	475	475	475	475	475	475	475

Total	2,832	2,888	2,936	2,859	2,788	2,881	2,803	2,886	2,842

Total throughput	22,306	21,042	22,375	22,586	20,316	20,900	21,274	21,907	21,260

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006			2005				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Operating revenues
Natural gas	$366	$326	$357	$353	$354	$354	$359	$1,049	$1,061
Oil, condensate and natural gas liquids (NGL)	90	118	119	85	96	105	85	327	286
Other (1)	10	18	(20)	1	2	(10)	3	8	(7)

Total operating revenues	466	462	456	439	452	449	447	1,384	1,340

Operating expenses
Depreciation, depletion and amortization	146	156	163	146	157	153	156	465	456
Production costs	64	79	92	55	59	72	75	235	186
Cost of products and services	22	22	23	13	12	11	11	67	36
General and administrative expenses	42	41	38	41	43	45	56	121	129
Restructuring costs	—	—	—	—	2	—	1	—	2
Taxes, other than production and income taxes	1	3	2	4	4	1	(1)	6	9

Total operating expenses	275	301	318	259	277	282	298	894	818

Operating income	191	161	138	180	175	167	149	490	522

Equity earnings and other income	8	2	3	3	1	2	19	13	6

Earnings before interest expense and income taxes (EBIT)	$199	$163	$141	$183	$176	$169	$168	$503	$528

(1)	Includes mark-to-market earnings/(losses) on derivatives not designated as hedges.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2006			2005				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2006	2005

Natural Gas Sales Volumes from Continuing Operations (MMcf/d)
Onshore	297	303	308	226	267	288	290	303	260
Gulf of Mexico and South Louisiana	91	112	138	164	146	107	80	114	139
Texas Gulf Coast	164	155	152	186	182	164	166	157	178
International	26	19	19	48	40	42	41	21	43

Total Natural Gas Sales Volumes from Continuing Operations	578	589	617	624	635	601	577	595	620
Total Natural Gas Sales Volumes from Discontinued Operations (1)	—	—	—	5	1	—	—	—	2

Total Natural Gas Sales Volumes	578	589	617	629	636	601	577	595	622

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls/d)
Onshore	6	7	7	4	5	6	6	7	5
Gulf of Mexico and South Louisiana	7	9	8	11	12	9	5	8	11
Texas Gulf Coast	5	5	5	7	6	6	5	5	6
International	1	1	1	2	2	1	2	1	2

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	19	22	21	24	25	22	18	21	24
Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations	—	—	—	—	—	—	—	—	—

Total Oil, Condensate and NGL Sales Volumes	19	22	21	24	25	22	18	21	24

Equivalent Sales Volumes from Continuing Operations (MMcfe/d)
Onshore	334	345	349	247	294	324	332	342	289
Gulf of Mexico and South Louisiana	133	165	189	232	218	161	107	162	204
Texas Gulf Coast	195	187	183	228	222	200	196	189	216
International	32	22	23	59	50	51	51	26	53

Total Equivalent Sales Volumes from Continuing Operations	694	719	744	766	784	736	686	719	762
Total Equivalent Sales Volumes from Discontinued Operations (1)	—	—	—	5	1	—	—	—	2

Total Equivalent Sales Volumes	694	719	744	771	785	736	686	719	764

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	50	49	48	—	—	17	55	49	6
Oil, Condensate and NGL (MBbls/d)	3	3	3	—	—	1	3	3	—
Total Equivalent Sales Volumes (MMcfe/d)	71	66	66	—	—	23	73	67	8

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.03	$6.08	$6.30	$6.28	$6.13	$6.40	$6.76	$6.46	$6.27
Natural gas excluding hedges ($/Mcf)	$7.77	$6.34	$6.31	$5.71	$6.35	$7.74	$10.54	$6.79	$6.59
Oil, condensate and NGL including hedges ($/Bbl)	$51.25	$60.64	$60.81	$39.86	$42.39	$50.77	$50.86	$57.81	$44.23
Oil, condensate and NGL excluding hedges ($/Bbl)	$52.60	$60.64	$60.81	$40.20	$43.07	$51.88	$52.22	$58.22	$44.94

Transportation cost
Natural gas ($/Mcf)	$0.24	$0.22	$0.23	$0.18	$0.17	$0.18	$0.21	$0.23	$0.18
Oil, condensate and NGL ($/Bbl)	$1.25	$0.80	$0.71	$0.75	$0.59	$0.60	$0.59	$0.91	$0.64

Production cost ($/Mcfe)
Average lease operating cost	$0.73	$0.87	$1.03	$0.61	$0.76	$0.74	$0.76	$0.89	$0.71
Average production taxes	$0.29	$0.33	$0.32	$0.19	$0.07	$0.32	$0.42	$0.31	$0.19

Total production cost	$1.02	$1.20	$1.35	$0.80	$0.83	$1.06	$1.18	$1.20	$0.90

Average general and administrative cost ($/Mcfe)	$0.67	$0.62	$0.57	$0.59	$0.61	$0.65	$0.90	$0.62	$0.62

Unit of production depletion cost ($/Mcfe)	$2.20	$2.24	$2.27	$2.00	$2.05	$2.11	$2.25	$2.24	$2.05

(1)	Includes Hungary

MARKETING AND TRADING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006			2005				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Gross margin and other revenue	$205	$18	$(105)	$(175)	$(21)	$(389)	$(211)	$118	$(585)

Operating expenses
Operation and maintenance	3	9	6	10	9	14	21	18	33
Depreciation, depletion and amortization	1	1	1	1	1	1	1	3	3
Taxes, other than income taxes	1	—	1	—	1	—	—	2	1

Total operating expenses	5	10	8	11	11	15	22	23	37

Operating income (loss)	200	8	(113)	(186)	(32)	(404)	(233)	95	(622)

Other income	8	5	5	1	2	6	9	18	9

Earnings (loss) before interest expense and income taxes (EBIT)	$208	$13	$(108)	$(185)	$(30)	$(398)	$(224)	$113	$(613)

MARKETING AND TRADING
OPERATING DATA

	2006			2005				Year-to-Date
($ in millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Price Risk Management Statistics
Forward Trading Book	$(540)	$(523)	$(609)	$46	$36	$(270)	$(753)	$(609)	$(270)

Average VAR (1)	$11	$9	$6	$11	$13	$21	$30	$8	$15

Physical Gas Delivery (BBtu/d)	1,230	1,194	1,252	1,534	1,597	1,564	1,185	1,226	1,565
Physical Power Sales (MMWh)	10,392	7,991	3,500	15,096	14,505	15,457	13,773	21,883	45,058
Financial Settlements (BBtue/d)	5,759	5,517	5,313	8,081	7,595	6,810	6,716	5,528	7,490
Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 9/30/06	$7
Average VAR-95% Confidence Level during 2006	$8
High VAR-95% Confidence Level during 2006	$14
Low VAR-95% Confidence Level during 2006	$5

	September 30, 2006
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations

Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2006	$15	$10	$25
2007	(175)	(2)	(177)
2008	(64)	(132)	(196)
2009	(66)	(103)	(169)
2010	(68)	(26)	(94)
Remainder	(251)	21	(230)

Total	$(609)	$(232)	$(841)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration and Production segment’s non-trading book.

(3)	Estimated discounted value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, was $(140) million at September 30, 2006.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006			2005				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Gross margin and other revenue	$—	$—	$—	$10	$52	$1	$—	$—	$63

Operating expenses
Operation and maintenance	14	16	14	20	25	19	25	44	64
Depreciation, depletion and amortization	—	1	—	1	—	1	—	1	2
Loss on long-lived assets	—	—	—	13	1	—	19	—	14
Taxes, other than income taxes	1	—	—	1	—	1	—	1	2

Total operating expenses	15	17	14	35	26	21	44	46	82

Operating income (loss)	(15)	(17)	(14)	(25)	26	(20)	(44)	(46)	(19)

Equity earnings and other income	18	27	52	(14)	(28)	(26)	42	97	(68)

Earnings (loss) before interest expense and income taxes (EBIT)	$3	$10	$38	$(39)	$(2)	$(46)	$(2)	$51	$(87)

EBIT by Region:
Domestic power	$(6)	$(3)	$11	$12	$44	$(161)	$(9)	$2	$(105)
International power	10	16	20	(30)	(37)	122	(11)	46	55
Power G&A and Other	(1)	(3)	7	(21)	(9)	(7)	18	3	(37)

Total Power	$3	$10	$38	$(39)	$(2)	$(46)	$(2)	$51	$(87)

Discontinued operations — EBIT	$(15)	$4	$(3)	$(11)	$(379)	$5	$(121)	$(14)	$(385)

FIELD SERVICES (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	2005

Gross Margin	$3	$7	$7	$8	$17

Operating expenses
Operation and maintenance	(1)	4	29	(5)	32
Depreciation, depletion and amortization	1	1	1	—	3
Loss on long-lived assets	1	6	3	—	10
Taxes, other than income taxes	—	1	—	—	1

Total operating expenses	1	12	33	(5)	46

Operating income (loss)	2	(5)	(26)	13	(29)

Equity earnings and other income	180	2	4	115	186
Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$(22)	$128	$157

Discontinued operations — EBIT	$9	$11	$9	$393	$29

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets; therefore, Field Services is not reported as a segment in 2006.

CORPORATE (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006			2005				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2006	2005

Gross margin and other revenue	$9	$8	$(2)	$18	$16	$8	$11	$15	$42

Operating expenses
Operation and maintenance	12	41	7	95	34	80	362	60	209
Depreciation, depletion and amortization	10	5	4	9	17	6	10	19	32
Gain on long-lived assets	—	—	—	—	(4)	—	—	—	(4)
Taxes, other than income taxes	1	2	1	5	5	1	10	4	11

Total operating expenses	23	48	12	109	52	87	382	83	248

Operating loss	(14)	(40)	(14)	(91)	(36)	(79)	(371)	(68)	(206)

Equity earnings and other income	14	6	(3)	1	24	12	19	17	37

Earnings (loss) before interest expense and income taxes (EBIT)	$—	$(34)	$(17)	$(90)	$(12)	$(67)	$(352)	$(51)	$(169)

EBIT by Business Unit:
Telecom	$2	$1	$(1)	$—	$8	$(2)	$2	$2	$6
Corporate	(2)	(35)	(16)	(90)	(20)	(65)	(354)	(53)	(175)

Total EBIT	$—	$(34)	$(17)	$(90)	$(12)	$(67)	$(352)	$(51)	$(169)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.

EL PASO CORPORATION
SCHEDULE OF 2005 SIGNIFICANT ITEMS (1)
(UNAUDITED)

	2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	2005

Restructuring costs
Employee severance, retention and transition costs	$1	$2	$—	$1	$3
Facility closures	—	27	—	—	27

Total restructuring costs	1	29	—	1	30

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	14	6	3	50	23
Long-lived assets net (gain) loss on sales	—	(5)	—	14	(5)

Total (gain) loss on long-lived assets	14	1	3	64	18

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	159	15	332
Equity investments net (gain) loss on sales	(204)	(1)	(110)	(113)	(315)
Cost basis investments impairment and gain on sales	—	—	—	(40)	—

Total (gain) loss on investments	(119)	87	49	(138)	17

Western Energy Settlement	59	—	—	—	59
Gas supply contract termination	—	—	28	—	28

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)	$152

Significant Items impacting EBIT by segment:
Pipelines	$—	$(2)	$(1)	$46	$(3)
Exploration and Production	—	2	—	1	2
Power	74	89	50	(8)	213
Field Services	(179)	6	31	(112)	(142)
Corporate	60	22	—	—	82

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)	$152

(1)	Beginning with the first quarter of 2006, we are no longer reporting significant items in the Operating Statistics.